                                                                    Exhibit 10.3


                                SECOND AMENDMENT
                                -----------------


                  SECOND AMENDMENT (this "Amendment"), dated as of October 15, 1996, among HARRAH'S ENTERTAINMENT, INC. ("Parent"), HARRAH'S OPERATING COMPANY, INC. (the "Company"), MARINA ASSOCIATES ("Marina"), the various lending institutions party to the Credit Agreements referred to below (the "Banks"), BANKERS TRUST COMPANY, THE BANK OF NEW YORK, CIBC INC., CREDIT LYONNAIS, ATLANTA AGENCY, FIRST INTERSTATE BANK OF NEVADA, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, NATIONSBANK OF GEORGIA, N.A., SOCIETE GENERALE and THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Agents (the "Agents"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the 5-Year Credit Agreement or the 364-Day Credit Agreement, as the case may be, referred to below.

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, Parent, the Company, Marina, the Banks, the Agents and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995 (as amended, modified or supplemented through the date hereof, the "5-Year Credit Agreement");

                  WHEREAS, Parent, the Company, Marina, the Banks, the Agents and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1995 (as amended, modified or supplemented through the date hereof, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                  WHEREAS, Harrah's Jazz was previously formed by Harrah's
New  Orleans  Investment  Company  ("HNOIC"),   an  indirect   Wholly-Owned
Subsidiary of Parent, New Orleans/ Louisiana Development Corporation ("NOLDC") and Grand Palais Casino, Inc. ("GPCI");

                  WHEREAS, Harrah's Jazz was formed to operate the sole land based casino in New Orleans, Louisiana (the "New Orleans Casino");

                  WHEREAS, Harrah's New Orleans Management Company ("Harrah's New Orleans"), an indirect Wholly-Owned Subsidiary of Parent, was retained by Harrah's Jazz to manage the New Orleans Casino;

                  WHEREAS, on November 22, 1995, Harrah's Jazz and Harrah's Jazz Finance Corp. ("Finance Corp", and together with Harrah's Jazz, the "Debtors"), a Wholly-Owned Subsidiary of Harrah's Jazz, filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (the "Harrah's Jazz Bankruptcy Case") with the United States Bankruptcy Court for the District of Delaware, and on November 30, 1995, the Harrah's Jazz Bankruptcy Case was transferred to the United States Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court");

                  WHEREAS, on November 22, 1995, Harrah's Jazz suspended construction of the New Orleans Casino;

                  WHEREAS,   since  the   commencement   of  the  Harrah's  Jazz
Bankruptcy Case, and pursuant to an order by the Bankruptcy Court, Harrah's Jazz resumed construction to encapsulate and preserve the New Orleans Casino;

                  WHEREAS, on December 22, 1995, HNOIC filed a voluntary bankruptcy petition under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court;

                  WHEREAS, as part of the Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, as such Joint Plan of Reorganization may be amended from time to time (the "Reorganization Plan"), on the effective date of the Reorganization Plan (the "Plan Effective Date"), all of the assets and business of the Debtors will vest in Jazz Casino Corporation ("Jazz
Casino"), a Delaware corporation to be formed in connection with the Reorganization Plan;

                  WHEREAS, Jazz Casino will be a direct Wholly-Owned Subsidiary of JCC Intermediary Company ("JCC Intermediary"), which in turn will be a direct Wholly-Owned Subsidiary of JCC Holding Company ("JCC Holding");

                  WHEREAS, as part of the Reorganization Plan, Parent (through an indirect Wholly-Owned Subsidiary), the shareholders of NOLDC, the bondholders of GPCI and certain holders of Harrah's Jazz's and Finance Corp's 14-1/4% First Mortgage Notes 2001 (the "Bondholders") who have executed certain releases will receive, in the aggregate, 49.9% of the common stock of JCC Holding;

                  WHEREAS, as part of the Reorganization Plan, the Bondholders will receive the remaining 50.1% of the common stock of JCC Holding;

                  WHEREAS, as part of the Reorganization Plan, Jazz Casino will finish the completion of construction of the New Orleans Casino through (i) a construction and working capital credit facility (the "Jazz Casino Construction Credit Facility") in an amount not to exceed the difference between $215,000,000 and the aggregate principal amount of Jazz Casino Loans (as defined in succeeding clause (ii)) made to Jazz Casino, (ii) loans (the "Jazz Casino Loans") made to Jazz Casino (other than as part of the Jazz Casino Construction Credit Facility) by Parent and/or its Subsidiaries or by a third party and guaranteed by Parent and/or the Company (such guaranty, the "Jazz Casino Loan Guaranty"), provided that the aggregate amount of Jazz Casino Loans made by Parent and its Subsidiaries, when added to the amount of the Jazz Casino Construction Credit Facility and the amount of the Jazz Casino Loan Guaranty, shall not exceed $215,000,000, and (iii) an equity investment made by Parent or a Subsidiary thereof in an amount not to exceed the difference between $75,000,000 and the aggregate amount of Harrah's Jazz Investments made in excess of $130,500,000;

                  WHEREAS, as part of the Reorganization Plan, the Bondholders will receive, inter alia, (i) $187,500,000 in aggregate principal of 8% Senior Subordinated Notes due 2007 issued by Jazz Casino (the "New Senior Subordinated Bonds") and (ii) a pro rata share of Senior Subordinated Contingent Notes due 2007 issued by Jazz Casino (the "New Contingent Bonds") on which all payments will be contingent based on a percentage of Jazz Casino's earnings;

                  WHEREAS, as part of the Reorganization Plan, Harrah's New Orleans will manage the New Orleans Casino;

                  WHEREAS, as part of the Reorganization Plan and in connection with the completion of the New Orleans Casino, (i) Parent and the Company will enter into one or more completion guaranties (the "Jazz Casino Completion Guaranties") in favor of the lenders to Jazz Casino under the Jazz Casino Construction Credit Facility, the City of New Orleans, the Rivergate Development Corporation, the Louisiana Gaming Control Board (as successor to the Louisiana Economic Development and Gaming Corporation), the holders of the New Senior Subordinated Bonds and the holders of the New Contingent Bonds and (ii) Parent and/or the Company will enter into certain indemnity arrangements with the title insurance companies providing the title insurance for the New Orleans Casino and with the provider of a surety bond (the "Jazz Casino Surety Bond") in connection with the completion of the construction of the New Orleans Casino (the "Jazz Casino Indemnity Arrangements");

                  WHEREAS, in the event that Parent and/or the Company make any payments under the Jazz Casino Completion Guaranties or under the Jazz Casino Indemnity Arrangements, such payments may be characterized as additional loans or advances made by Parent and/or the Company to Jazz Casino (the "Jazz Casino Completion Obligation Loans");

                  WHEREAS, in connection with the Jazz Casino Construction Credit Facility, Parent and/or the Company may be required to provide certain additional credit support for the Jazz Casino Construction Credit Facility in the form of one or more additional guaranties, put agreements, keep-well agreements and/or other similar credit support in favor of the lenders under the Jazz Casino Construction Credit Facility (the "Jazz Casino Bank Guaranties");

                  WHEREAS, the parties hereto wish to permit certain additional Investments by Parent and its Subsidiaries in, to or for the benefit of, JCC Holding and its Subsidiaries under the Credit Agreements as herein provided; and

                  WHEREAS, the parties hereto also wish to amend and/or modify certain provisions of the Credit Agreements to, inter alia, (i) increase the Total Revolving Loan Commitment under the 5-Year Credit Agreement by up to $350,000,000, (ii) permit the Company to redeem the 10-7/8% Senior Subordinated Notes and/or the 8-3/4% Senior Subordinated Notes, (iii) permit Parent to repurchase up to $200,000,000 of its common stock through December 31, 1997,
(iv) increase the initial  Applicable  Margin under the 5-Year Credit Agreement,
(v) increase the amount of other Investments permitted to be made by the Company and its Subsidiaries and (vi) modify the financial covenants set forth therein, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 6.04 of the 5-Year Credit Agreement is hereby deleted in its entirety and the following new Section 6.04 is inserted in lieu thereof:

                  "Section 6.04. Additional Conditions to Certain Credit Events.
         (a) If at any time after the Second Amendment Effective Date and prior to the repayment in full of the 8- 3/4% Senior Subordinated Notes, the Total Outstandings are reduced to an amount which is less than $375,000,000, then as a condition precedent to any Credit Event which would cause the Total Outstandings to exceed the 8-3/4 Lowest Outstanding Amount then in effect by more than $575,000,000, the Company shall have first delivered to the Administrative Agent a satisfactory (to the Administrative Agent) legal opinion and certificate of its Chief Financial Officer, Treasurer or Controller, each in form and scope satisfactory to the Administrative Agent, demonstrating in reasonable detail that such Credit Event may be incurred without violating the terms of the 8-3/4% Senior Subordinated Notes Indenture.

                  (b) If at any time after the Second Amendment Effective Date and prior to the repayment in full of the 10-7/8% Senior Subordinated Notes, the Total Outstandings are reduced to an amount which is less than $182,000,000, then as a condition precedent to any Credit Event which would cause the Total Outstandings to exceed the 10-7/8 Lowest Outstanding Amount then in effect by more than $768,000,000, the Company shall have first delivered to the Administrative Agent a satisfactory (to the Administrative Agent) legal opinion and certificate of its Chief Financial Officer, Treasurer or Controller, each in form and scope satisfactory to the Administrative Agent, demonstrating in reasonable detail that such Credit Event may be incurred without violating the terms of the 10-7/8% Senior Subordinated Notes Indenture."

                  2. Section 5 of the 364-Day Credit Agreement is hereby amended by inserting the following new Section 5.04 immediately after Section 5.03 thereof:

                  "Section 5.04. Additional Conditions to Loans. If at any time after the Second Amendment Effective Date and prior to the repayment in full of the 8-3/4% Senior Subordinated Notes and the 10-7/8% Senior Subordinated Notes any Borrower desires to incur any Loans, then as a condition precedent to the incurrence of such Loans, the Company shall have first delivered to the Administrative Agent a satisfactory (to the Administrative Agent) legal opinion and certificate of its Chief Financial Officer, Treasurer of Controller, each in form and scope satisfactory to the Administrative Agent, demonstrating in reasonable detail that such Loans may be incurred without violating the terms of the 8-3/4% Senior Subordinated Notes Indenture and the 10-7/8% Senior Subordinated Notes Indenture.

                  3. Section 9.03 of the 5-Year Credit Agreement is hereby amended by (i) deleting the text "clauses (v) and (vi)" each place such text appears in clause (iv) thereof and inserting the text "clauses (v), (vi) and
(x)" in lieu thereof in each such place, (ii) deleting the word "and" appearing at the end of clause

(viii) thereof, (iii) deleting the period appearing at the end of clause (ix) thereof and inserting "; and" in lieu thereof, and (iv) inserting the following new clause (x) at the end thereof:

                  "(x) so long as no Default or Event of Default shall exist (both before and after giving effect to the payment thereof), at any time (and from time to time) on or prior to December 31, 1997, Parent may purchase, redeem or otherwise acquire outstanding shares of its common stock in an aggregate amount not to exceed $200,000,000 less the aggregate amount of Dividends paid pursuant to clause (v) of this
         Section 9.03 on or after October 15, 1996 and on or prior to December 31, 1997."

                  4. Section 8.03 of the 364-Day Credit Agreement is hereby amended by (i) deleting the text "clauses (v) and (vi)" each place such text appears in clause (iv) thereof and inserting the text "clauses (v), (vi) and
(x)" in lieu thereof in each such place, (ii) deleting the word "and" appearing at the end of clause (viii) thereof, (iii) deleting the period appearing at the end of clause (ix) thereof and inserting "; and" in lieu thereof, and (iv) inserting the following new clause (x) at the end thereof:

                  "(x) so long as no Default or Event of Default shall exist (both before and after giving effect to the payment thereof), at any time (and from time to time) on or prior to December 31, 1997, Parent may purchase, redeem or otherwise acquire outstanding shares of its common stock in an aggregate amount not to exceed $200,000,000 less the aggregate amount of any Dividends paid pursuant to clause (v) of this
         Section 8.03 on or after October 15, 1996 and on or prior to December 31, 1997."

                  5. Section 9.04 of the 5-Year Credit Agreement is hereby amended by (i) deleting clauses (xi) and (xii) thereof in their entirety and inserting the following new clauses (xi) and (xii) in lieu thereof:

                  "(xi)  Additional  Unsecured  Senior  Debt of the  Company and
         Subordinated Debt of the Company (which, in each case, may be guaranteed on a like basis by Parent) not otherwise outstanding on the Second Amendment Effective Date so long as (i) the terms and conditions of any such Subordinated Debt (including, but not limited to, subordination provisions) are no more favorable to the holders of such Subordinated Debt than those set forth in the 8-3/4% Senior Subordinated Notes Indenture or the 10-7/8% Senior Subordinated Notes Indenture (provided that the indebtedness covenant contained in any such issue of Subordinated Debt shall have sufficient availability (without relying on any incurrence ratios) to justify the full amount of the Total Revolving Loan Commitment and the Total 364-Day Revolving Loan Commitment, in each case as such commitments are in effect at the time of the issuance of such Subordinated Debt), (ii) if such Subordinated Debt (or any portion thereof) constitutes Permitted Designated Indebtedness, the Total Revolving Loan Commitment shall be reduced as required by Section 3.03(d), (iii) the terms and conditions of any such Additional Unsecured Senior Debt (x) do not contain any financial maintenance or capital expenditure covenants or defaults, (y) do not have any mandatory repayment, prepayment, redemption, sinking fund, amortization or maturity prior to the date that is one year after the Final Maturity Date (other than an option of the holders thereof to require the Company to repurchase such Additional Unsecured Senior Debt upon a change of control thereunder) and (z) are no more favorable to the holders of such Additional Unsecured Senior Debt than those set forth in this Agreement (provided that the indebtedness covenant contained in any such issue of Additional Unsecured Senior Debt shall have sufficient availability (without relying on any incurrence ratios) to justify the full amount of the Total Revolving Loan Commitment and the Total 364-Day Revolving Loan Commitment, in each case as such commitments are in effect at the time of the issuance of such Additional Unsecured Senior Debt), (iv) no more than $425,000,000 of Additional Unsecured Senior Debt may be incurred pursuant to this clause (xi) and (v) the proceeds of any such Additional Unsecured
         Senior Debt are concurrently used only to refinance or redeem outstanding 10-7/8% Senior Subordinated Notes and/or outstanding 8-3/4% Senior Subordinated Notes and to pay any premiums and transaction costs associated therewith (including any underwriting or placement commissions or discounts and legal fees and expenses);

                  (xii) Parent and its Subsidiaries may guarantee on an unsecured basis obligations of Specified Subsidiaries, Joint Ventures and parties to management agreements with the Company or its Subsidiaries or with such Joint Ventures, in each case with respect to the development of Gaming Property in an amount not to exceed
         $150,000,000 at any one time outstanding for any individual Gaming Property and $425,000,000 at any one time outstanding for all such Gaming Properties, provided that (i) the aggregate limitation set forth above shall be (A) increased (or decreased if Consolidated Net Income is negative) on the first day of each fiscal year of the Company commencing on January 1, 1996 by an amount equal to 50% (or 100% for each fiscal year for which Consolidated Net Income is negative) of the Consolidated Net Income for the fiscal year last ended, and (B) decreased from time to time by the amount of Dividends paid by the Company to Parent pursuant to Section 9.03(iv) (other than Dividends the proceeds of which are used by Parent to repurchase shares of its common stock pursuant to Section 9.03(x)) on and after the Restatement Effective Date and prior to the date of determination and (ii) the aggregate amount of guarantees permitted to be outstanding by Parent and its Subsidiaries pursuant to this Section 9.04(xii) shall be reduced by the amount of Investments outstanding pursuant to clause (i) of the proviso to Section 9.05;",

(ii) deleting the word "and" appearing at the end of clause (xiv) thereof, (iii) deleting the period appearing at the end of clause (xv) thereof and inserting "; and" in lieu thereof and (iv) inserting the following new clause (xvi) at the end thereof:

                  "(xvi) on and after the Jazz Casino Trigger Date, Parent and/or the Company may enter into the Jazz Casino Completion
         Guaranties, the Jazz Casino Bank Guaranties, the Jazz Casino Loan Guaranty and the Jazz Casino Indemnity Arrangements and perform their respective obligations thereunder."

                  6. Section 8.04 of the 364-Day Credit Agreement is hereby amended by (i) deleting clauses (xi) and (xii) thereof in their entirety and inserting the following new clauses (xi) and (xii) in lieu thereof:

                  "(xi)  Additional  Unsecured  Senior  Debt of the  Company and
         Subordinated Debt of the Company (which, in each case, may be guaranteed on a like basis by Parent) not otherwise outstanding on the Second Amendment Effective Date so long as (i) the terms and conditions of any such Subordinated Debt (including, but not limited to, subordination provisions) are no more favorable to the holders of such Subordinated Debt than those set forth in the 8-3/4% Senior Subordinated Notes Indenture or the 10-7/8% Senior Subordinated Notes Indenture (provided that the indebtedness covenant contained in any such issue of Subordinated Debt shall have sufficient availability (without relying on any incurrence ratios) to justify the full amount of the Total Revolving Loan Commitment and the Total 5- Year Revolving Loan Commitment, in each case as such commitments are in effect at the time of the issuance of such Subordinated Debt), (ii) if such Subordinated Debt (or any portion thereof) constitutes Permitted Designated Indebtedness, the Total Revolving Loan Commitment shall be reduced as required by Section 2.03(c), (iii) the terms and conditions of any such Additional Unsecured Senior Debt (x) do not contain any financial maintenance or capital expenditure covenants or defaults, (y) do not have any mandatory repayment, prepayment, redemption, sinking fund, amortization or maturity prior to the date that is one year after the Final Maturity Date (as defined in the 5-Year Credit Agreement) (other than an option of the holders thereof to require the Company to repurchase such Additional Unsecured Senior Debt upon a change of control thereunder) and (z) are no more favorable to the holders of such Additional Unsecured Senior Debt than those set forth in this Agreement (provided that the indebtedness covenant contained in any such issue of Additional Unsecured Senior Debt shall have sufficient availability (without relying on any incurrence ratios) to justify the full amount of the Total Revolving Loan Commitment and the Total 5-Year Revolving Loan Commitment, in each case as such commitments are in effect at the time of the issuance of such Additional Unsecured Senior
         Debt), (vi) no more than $425,000,000 of Additional Unsecured Senior Debt may be incurred pursuant to this clause (xi) and (v) the proceeds of any such Additional Unsecured Senior Debt are concurrently used only to refinance or redeem outstanding 10-7/8% Senior Subordinated Notes and/or outstanding 8-3/4% Senior Subordinated Notes and to pay any premiums and transaction costs associated therewith (including any underwriting or placement commissions or discounts and legal fees and expenses);

                  (xii) Parent and its Subsidiaries may guarantee on an unsecured basis obligations of Specified Subsidiaries, Joint Ventures and parties to management agreements with the Company or its Subsidiaries or with such Joint Ventures, in each case with respect to the development of Gaming Property in an amount not to exceed
         $150,000,000 at any one time outstanding for any individual Gaming Property and $425,000,000 at any one time outstanding for all such Gaming Properties, provided that (i) the aggregate limitation set forth above shall be (A) increased (or decreased if Consolidated Net Income is negative) on the first day of each fiscal year of the Company commencing on January 1, 1996 by an amount equal to 50% (or 100% for each fiscal year for which Consolidated Net Income is negative) of the Consolidated Net Income for the fiscal year last ended, and (B) decreased from time to time by the amount of Dividends paid by the Company to Parent pursuant to Section 8.03(iv) (other than Dividends the proceeds of which are used by Parent to repurchase shares of its common stock pursuant to Section 8.03(x)) on and after the Restatement Effective Date and prior to the date of determination and (ii) the aggregate amount of guarantees permitted to be outstanding by Parent and its Subsidiaries pursuant to this Section 8.04(xii) shall be reduced by the amount of Investments outstanding pursuant to clause (i) of the proviso to
         Section 8.05;",

(ii) deleting the number "$600,000,000" appearing in clause (xiv) thereof and inserting the number "$950,000,000" in lieu thereof, (iii) deleting the word "and" appearing at the end of clause (xiv) thereof, (iv) deleting the period appearing at the end of clause (xv) thereof and inserting "; and" in lieu thereof and (v) inserting the following new clause (xvi) at the end thereof:

                  "(xvi) on and after the Jazz Casino Trigger Date, Parent and/or the Company may enter into the Jazz Casino Completion
         Guaranties, the Jazz Casino Bank Guaranties, the Jazz Casino Loan Guaranty and the Jazz Casino Indemnity Arrangements and perform their respective obligations thereunder."

                  7. Section 9.05 of the 5-Year Credit Agreement is hereby deleted in its entirety and the following new Section 9.05 is inserted in lieu thereof:

                  "9.05 Advances,  Investments  and Loans.  Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person (collectively, "Investments") other than Investments in the ordinary course of business, Subsidiary Investments and other Investments existing on the Restatement Effective Date, provided that:

                           (i) Investments other than Subsidiary Investments shall not be made with respect to the development or operation of Gaming Properties or in connection with Gaming Businesses (and reasonable extensions thereof), except that Investments in any Joint Venture relating to the Gaming Business or Investments in parties to management agreements with the Company or its Subsidiaries or such Joint Ventures for gaming projects may be made so long as the aggregate amount thereof does not exceed $150,000,000 at any one time outstanding (determined without regard to any write-downs or write-offs of such Investments) for any individual Gaming Business or gaming project or $425,000,000 at any one time outstanding (determined without regard to any write-downs or write-offs of such Investments) for all such Gaming Businesses and gaming projects, provided that (x) the aggregate limitation set forth above shall be (A) increased (or decreased if Consolidated Net Income is negative) on the first day of each fiscal year of the Company commencing on January 1, 1996 by an amount equal to 50% (or 100% for each fiscal year for which Consolidated Net Income is negative) of the Consolidated Net Income for the fiscal year last ended and (B) decreased from time to time by the amount of Dividends paid by the Company to Parent pursuant to Section 9.03(iv) (other than Dividends the proceeds of which are to be used by Parent to repurchase shares of its common stock pursuant to Section 9.03(x)) on and after the Restatement Effective Date, (y) the aggregate amount of such Investments permitted to be made pursuant to this Section 9.05(i) shall be reduced by the aggregate amount of guarantees outstanding pursuant to Section 9.04(xii) and (z) Investments in, to or for the benefit of Harrah's Jazz and its Subsidiaries and JCC Holding and its Subsidiaries shall not be permitted to be made pursuant to this Section 9.05(i), provided that, after Phase I (under, and as defined in, Harrah's Jazz's Second Amended Joint Disclosure Statement, dated August 28, 1996 (as in effect on the date hereof)) has been completed, up to $25,000,000 of Investments in, to or for the benefit of JCC Holding and its Subsidiaries may be made pursuant to this Section 9.05(i);

                           (ii) Investments constituting Harrah's Jazz Investments shall be permitted, provided that the aggregate amount of all such Investments (other than in respect of the Harrah's Jazz Completion Obligation Loans, the Harrah's Jazz Title Indemnity Arrangements and the Harrah's Jazz Completion Guaranties), whether made prior to, on or after the Restatement Effective Date, shall not exceed $175,000,000, provided further, that (x) no part of the Investments permitted by this clause (ii) may be used to make Investments in, to or for the benefit of, JCC Holding and its Subsidiaries and (y) on and after the Jazz Casino Trigger Date, Parent and its Subsidiaries may not make any additional Harrah's Jazz Investments;

                           (iii) on and  after  the Jazz  Casino  Trigger  Date,
                  Parent and/or the Company may enter into the Jazz Casino Completion Guaranties, the Jazz Casino Bank Guaranties, the Jazz Casino Loan Guaranty and the Jazz Casino Indemnity
                  Arrangements and perform their respective obligations thereunder, and make (or be deemed to make) Jazz Casino Completion Obligation Loans to Jazz Casino as a result of such performance; and

                           (iv) on and  after  the  Jazz  Casino  Trigger  Date,
                  Parent and its Subsidiaries may make the Jazz Casino Loans to Jazz Casino and may make additional Investments in, to or for the benefit of, JCC Holding and its Subsidiaries in an aggregate amount not to exceed the remainder of (x) $75,000,000 less (y) the aggregate amount of Harrah's Jazz Investments made by Parent and/or its Subsidiaries in excess of $130,500,000.

                  Notwithstanding (x) the foregoing provisions of this Section 9.05, Investments in the ordinary course of business shall not include the purchases of (i) Margin Stock and (ii) non-investment grade debt securities of any Person, it being understood and agreed, however, that in connection with any Investment in a Joint Venture as permitted by
         Section 9.05(i) above or in connection with any Subsidiary Investment made in a Subsidiary acquired or created after March 31, 1996, the Company may, subject to Section 7.08(b), make an Investment consisting of Margin Stock or non-investment grade debt securities of such Joint Venture or such Subsidiary, as the case may be, and (y) the foregoing provisions of this Section 9.05 or Section 9.04, (A) in no event shall the aggregate amount of the Jazz Casino Construction Credit Facility plus the aggregate amount of Jazz Casino Loans made by Parent and its Subsidiaries plus the amount of the Jazz Casino Loan Guaranty exceed $215,000,000 (with such amount to be reduced by any permanent reductions in the Jazz Casino Construction Credit Facility and/or any Jazz Casino's Loans theretofore made (whether or not made by Parent or any of its Subsidiaries)) and (B) the terms and conditions of the Jazz Casino Surety Bond shall be in form and substance satisfactory to the Administrative Agent."

                  8. Section 8.05 of the 364-Day Credit Agreement is hereby deleted in its entirety and the following new Section 8.05 is inserted in lieu thereof:

                  "8.05 Advances,  Investments  and Loans.  Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person (collectively, "Investments") other than Investments in the ordinary course of business, Subsidiary Investments and other Investments existing on the Restatement Effective Date, provided that:

                           (i)  Investments  other than  Subsidiary  Investments
                  shall not be made with respect to the development or operation of Gaming Properties or in connection with Gaming Businesses (and reasonable extensions thereof), except that Investments in any Joint Venture relating to the Gaming Business or Investments in parties to management agreements with the Company or its Subsidiaries or such Joint Ventures for gaming projects may be made so long as the aggregate amount thereof does not exceed $150,000,000 at any one time outstanding (determined without regard to any write-downs or write-offs of such Investments) for any individual Gaming Business or gaming project or $425,000,000 at any one time outstanding (determined without regard to any write-downs or write-offs of such Investments) for all such Gaming Businesses and gaming projects, provided that (x) the aggregate limitation set forth above shall be (A) increased (or decreased if Consolidated Net Income is negative) on the first day of each fiscal year of the Company commencing on January 1, 1996 by an amount equal to 50% (or 100% for each fiscal year for which Consolidated Net Income is negative) of the Consolidated Net Income for the fiscal year last ended and (B) decreased from time to time by the amount of Dividends paid by the Company to Parent pursuant to Section 8.03(iv) (other than Dividends the proceeds of which are to be used by Parent to repurchase shares of its common stock pursuant to Section 8.03(x)) on and after the Restatement Effective Date, (y) the aggregate amount of such Investments permitted to be made pursuant to this Section 8.05(i) shall be reduced by the aggregate amount of guarantees outstanding pursuant to Section 8.04(xii) and (z) Investments in, to or for the benefit of Harrah's Jazz and its Subsidiaries and JCC Holding and its Subsidiaries shall not be permitted to be made pursuant to this Section 8.05(i), provided that, after Phase I (under, and as defined in, Harrah's Jazz's Second Amended Joint Disclosure Statement, dated August 28, 1996 (as in effect on the date hereof)) has been completed, up to $25,000,000 of Investments in, to or for the benefit of JCC Holding and its Subsidiaries may be made pursuant to this Section 8.05(i);

                           (ii) Investments constituting Harrah's Jazz Investments shall be permitted, provided that the aggregate amount of all such Investments (other than in respect of the Harrah's Jazz Completion Obligation Loans, the Harrah's Jazz Title Indemnity Arrangements and the Harrah's Jazz Completion Guaranties), whether made prior to, on or after the Restatement Effective Date, shall not exceed $175,000,000, provided further, that (x) no part of the Investments permitted by this clause (ii) may be used to make Investments in, to or for the benefit of, JCC Holding and its Subsidiaries and (y) on and after the Jazz Casino Trigger Date, Parent and its Subsidiaries may not make any additional Harrah's Jazz Investments;

                           (iii) on and  after  the Jazz  Casino  Trigger  Date,
                  Parent and/or the Company may enter into the Jazz Casino Completion Guaranties, the Jazz Casino Bank Guaranties, the Jazz Casino Loan Guaranty and the Jazz Casino Indemnity
                  Arrangements and perform their respective obligations thereunder, and make (or be deemed to make) Jazz Casino Completion Obligation Loans to Jazz Casino as a result of such performance; and

                           (iv) on and  after  the  Jazz  Casino  Trigger  Date,
                  Parent and its Subsidiaries may make the Jazz Casino Loans to Jazz Casino and may make additional Investments in, to or for the benefit of, JCC Holding and its Subsidiaries in an aggregate amount not to exceed the remainder of (x) $75,000,000 less (y) the aggregate amount of Harrah's Jazz Investments made by Parent and/or its Subsidiaries in excess of $130,500,000.

                  Notwithstanding (x) the foregoing provisions of this Section 8.05, Investments in the ordinary course of business shall not include the purchases of (i) Margin Stock and (ii) non-investment grade debt securities of any Person, it being understood and agreed, however, that in connection with any Investment in a Joint Venture as permitted by
         Section 8.05(i) above or in connection with any Subsidiary Investment made in a Subsidiary acquired or created after March 31, 1996, the Company may, subject to Section 6.08(b), make an Investment consisting of Margin Stock or non-investment grade debt securities of such Joint Venture or such Subsidiary, as the case may be, and (y) the foregoing provisions of this Section 8.05 or Section 8.04, (A) in no event shall the aggregate amount of the Jazz Casino Construction Credit Facility plus the aggregate amount of Jazz Casino Loans made by Parent and its Subsidiaries plus the amount of the Jazz Casino Loan Guaranty exceed $215,000,000 (with such amount to be reduced by any permanent reductions in the Jazz Casino Construction Credit Facility and/or any Jazz Casino Loans theretofore made (whether or not made by Parent or any of its Subsidiaries)) and (B) the terms and conditions of the Jazz Casino Surety Bond shall be in form and substance satisfactory to the Administrative Agent."

                  9. Section 9.07 of the 5-Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "Period                            Ratio
                  -------                            -----

                  Restatement Effective
                  Date to and including
                  December 31, 1996                  2.75:1

                  January 1, 1997 to and
                  including December 31, 1997        3.00:1

                  January 1, 1998 to and
                  including December 31, 1998        2.80:1

                  January 1, 1999 to and
                  including December 31, 1999        2.30:1

                  January 1, 2000 and thereafter     2:00:1".

                  10. Section 8.07 of the 364-Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "Period                            Ratio
                  -------                            -----

                  Restatement Effective
                  Date to and including
                  December 31, 1996                  2.75:1

                  January 1, 1997 to and
                  including December 31, 1997        3.00:1

                  January 1, 1998 to and
                  including December 31, 1998        2.80:1

                  January 1, 1999 to and
                  including December 31, 1999        2.30:1

                  January 1, 2000 and thereafter     2:00:1".

                  11. Section 9.08 of the 5-Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "Fiscal Quarter                    Ratio
                  ---------------                    -----

                  Fiscal quarters ending
                  September 30, 1996,
                  December 31, 1996, March
                  31, 1997, June 30, 1997,
                  September 30, 1997,  December,
                  31, 1997, March 31,
                  1998, June 30, 1998 and
                  September 30, 1998                 2.5:1.

                  Fiscal quarters ending
                  December 31, 1998 and
                  thereafter                         3.0:1".

                  12. Section 8.08 of the 364-Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "Fiscal Quarter                    Ratio
                  ---------------                    -----

                  Fiscal quarters ending
                  September 30, 1996,
                  December 31, 1996, March
                  31, 1997, June 30, 1997,
                  September 30, 1997,  December,
                  31, 1997, March 31,
                  1998, June 30, 1998 and
                  September 30, 1998                 2.5:1.

                  Fiscal quarters ending
                  December 31, 1998 and
                  thereafter                         3.0:1".

                  13. Section 9.09 of the 5-Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

         "Period                                                     Amount
         -------                                                     ------

         Second Amendment Effective Date to
           and including December 31, 1996                      $  550,000,000

         Year ending December 31, 1997                          $  550,000,000

         Year ending December 31, 1998                          $  650,000,000

         Year ending December 31, 1999                          $  800,000,000

         Year ending December 31, 2000                          $1,000,000,000."

                  14. Section 8.09 of the 364-Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

         "Period                                                     Amount
         -------                                                     ------

         Second Amendment Effective Date to
           and including December 31, 1996                      $  550,000,000

         Year ending December 31, 1997                          $  550,000,000

         Year ending December 31, 1998                          $  650,000,000

         Year ending December 31, 1999                          $  800,000,000

         Year ending December 31, 2000                          $1,000,000,000."

                  15. Section 9.10 of the 5-Year Credit Agreement is hereby amended by (i) deleting clauses (i), (ii) and (iii) of the first sentence thereof in their entirety and inserting the following new clauses (i), (ii) and
(iii) in lieu thereof:

         "(i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt (other than the Company's 8-3/8% Subordinated Debentures due 1996) or Additional Unsecured Senior Debt, provided, that the Company may repurchase, redeem or otherwise retire outstanding 10-7/8% Senior Subordinated Notes and/or 8-3/4%

         Senior  Subordinated  Notes with the proceeds of  Additional  Unsecured
         Senior Debt and/or Subordinated Debt issued pursuant to Section 9.04(xi), (ii) make (or give any notice in respect of) any mandatory payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of when due) any Subordinated Debt or Additional Unsecured Senior Debt as a result of any sale of assets by Parent or any of its Subsidiaries,
         (iii) amend or modify, or permit the amendment or modification of, any provision of any Subordinated Debt or Additional Unsecured Senior Debt or of any agreement (including, without limitation, any purchase agreement, indenture or loan agreement) relating thereto (except modifications relating to the 10-7/8% Senior Subordinated Notes Indenture and 8-3/4% Senior Subordinated Notes Indenture in order to remove and/or make less restrictive the covenants and/or defaults contained therein in connection with obtaining any exit consents associated with the tender by the Company for such notes so long as the documentation with respect thereto is in form and substance satisfactory to the Administrative Agent)," and

(ii) inserting the following words immediately after the words "Subordinated Debt" each place such words appear in the final sentence thereof:

         "and/or Additional Unsecured Senior Debt".

                  16. Section 8.10 of the 364-Day Credit Agreement is hereby amended by (i) deleting clauses (i), (ii) and (iii) of the first sentence thereof in their entirety and inserting the following new clauses (i), (ii) and
(iii) in lieu thereof:

         "(i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt (other than the Company's 8-3/8% Subordinated Debentures due 1996) or Additional Unsecured Senior Debt, provided, that the Company may repurchase, redeem or otherwise retire outstanding 10-7/8% Senior Subordinated Notes and/or 8-3/4% Senior Subordinated Notes with the proceeds of unsecured senior Indebtedness and/or Subordinated Debt issued pursuant to Section 8.04(xi), (ii) make (or give any notice in respect of) any mandatory payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of when due) any Subordinated Debt or Additional Unsecured Senior Debt as a result of any sale of assets by Parent or any of its Subsidiaries, (iii) amend or modify, or permit the amendment or modification of, any provision of any Subordinated Debt or Additional Unsecured Senior Debt or of any agreement (including, without limitation, any purchase agreement, indenture or loan agreement) relating thereto (except modifications relating to the 10-7/8% Senior Subordinated Notes Indenture and 8-3/4% Senior Subordinated Notes Indenture in order to remove and/or make less restrictive the covenants and/or defaults contained therein in connection with obtaining any exit consents associated with the tender by the Company for such notes so long as the documentation with respect thereto is in form and substance satisfactory to the Administrative Agent)," and

(ii) inserting the following words immediately after the words "Subordinated Debt" each place such words appear in the final sentence thereof:

         "and/or Additional Unsecured Senior Debt".

                  17. The definition of "Applicable Margin" appearing in Section
11.01 of the 5-Year Credit Agreement is hereby deleted in its entirety and the following new definition of "Applicable Margin" is inserted in lieu thereof:

                  "`Applicable Margin' shall mean 1-1/8% less the then applicable Reduction Discount."

                  18. The definitions of "Lowest Outstanding Amount" and "364-Day Revolving Loan Commitment Reduction Amount" appearing in Section 11.01 of the 5-Year Credit Agreement are hereby deleted in their entirety.

                  19.  The  definition  of  "Reduction  Discount"  appearing  in
Section 11.01 of the 5-Year Credit Agreement is hereby deleted in its entirety and the following new definition of "Reduction Discount" is inserted in lieu thereof:

                  "`Reduction Discount' shall mean initially zero and from and after the first day of any Margin Reduction Period (the "Start Date") to and including the last day of such Margin Reduction Period (the "End Date"), the Reduction Discount shall be the respective percentage per annum set forth in clause (A), (B) or (C) below if, but only if, as of the last day of the most recent fiscal quarter of Parent ended immediately prior to such Start Date (the "Test Date") the conditions in clause (A), (B) or (C) below are met:

                           (A) (x) in the case of  Eurodollar  Loans,  3/8 of 1%
                  and (y) in the case of Commitment Commission, 5/100 of 1% in each case if, but only if, as of the Test Date for such Start Date either of the following conditions are met and the conditions set forth in none of clauses (B) and (C) below are satisfied:

                           (i) the Consolidated Interest Coverage Ratio for the Test Period ended on such Test Date shall be greater than 3.00:1.00; or

                      (ii) the  Indebtedness  of the  Company  on such Test Date shall be rated at least BBB- Senior Implied by S&P or Baa3 Senior Implied by Moody's;

                  (B) (x) in the case of Eurodollar Loans, 5/8 of 1% and (y) in the case of Commitment Commission, 10/100 of 1% in each case if, but only if, as of the Test Date for such Start Date either of the following conditions are met and the conditions set forth in clause (C) below are not satisfied:

                             (i) the  Consolidated  Interest  Coverage Ratio for
                  the Test Period ended on such Test Date shall be greater than 3.50:1.00; or

                            (ii) the  Indebtedness  of the  Company on such Test
                  Date shall be rated at least BBB Senior Implied by S&P or Baa2 Senior Implied by Moody's; or

                  (C) (x) in the case of Eurodollar Loans, 3/4 of 1% and (y) in the case of Commitment Commission, 1/8 of 1% in each case if, but only if, as of the Test Date for such Start Date either of the following conditions are met:

                           (i) the Consolidated Interest Coverage Ratio for the Test Period ended on such Test Date shall be greater than 4.00:1.00; or

                      (ii) the  Indebtedness  of the  Company  on such Test Date shall be rated at least BBB+ Senior Implied by S&P or Baa1 Senior Implied by Moody's.

         Notwithstanding anything to the contrary above in this definition, the Reduction Discount shall be reduced to zero at all times when a Default under Section 8.01(a) or (b) shall exist or an Event of Default shall exist."

                  20. The definition of "Maximum  Swingline Amount" appearing in
Section 11.01 of the 5-Year Credit Agreement is hereby amended by deleting the number "$25,000,000" appearing therein and inserting the number "$50,000,000" in lieu thereof.

                  21. The definition of "Permitted Designated Indebtedness" appearing in Section 11.01 of the 5-Year Credit Agreement is hereby amended by inserting the following parenthetical immediately after the reference to "Section 9.04(xi)" appearing therein:

         "(other than Subordinated Debt the proceeds of which are used to repurchase, redeem or otherwise retire outstanding 10-7/8% Senior Subordinated Notes and/or 8-3/4% Senior Subordinated Notes)".

                  22. The definition of "Permitted Designated Indebtedness" appearing in Section 10.01 of the 364-Day Credit Agreement is hereby amended by inserting the following parenthetical immediately after the reference to "Section 8.04(xi)" appearing therein:

         "(other than Subordinated Debt the proceeds of which are used to repurchase, redeem or otherwise retire outstanding 10-7/8% Senior Subordinated Notes and/or 8-3/4% Senior Subordinated Notes)".

                  23. Section 11.01 of the 5-Year Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following two new definitions:

                  "`8-3/4 Lowest Outstanding Amount' shall have the meaning provided in Section 13.18(b).

                  "10-7/8 Lowest Outstanding Amount" shall have the meaning provided in Section 13.18(a)."

                  24. Section 11.01 of the 5-Year Credit Agreement,  and Section
10.01 of the 364-Day Credit Agreement, are each hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

                  "`Additional Unsecured Senior Debt' shall mean each issue of unsecured senior Indebtedness issued by the Company to the extent permitted by Section [9.04(xi)] [8.04(xi)] of this Agreement.

                  `Jazz Casino' shall have the meaning provided in the recitals to the Second Amendment.

                  `Jazz Casino Bank Guaranties' shall have the meaning provided in the recitals to the Second Amendment.

                  `Jazz Casino Completion Guaranties' shall have the meaning provided in the recitals to the Second Amendment.

                  `Jazz Casino Completion Obligation Loans' shall have the meaning provided in the recitals to the Second Amendment.

                  `Jazz Casino Construction Credit Facility' shall have the meaning provided in the recitals to the Second Amendment.

                  `Jazz Casino Indemnity Arrangements' shall have the meaning provided in the recitals to the Second Amendment.

                  `Jazz Casino Loan Guaranty' shall have the meaning provided in the recitals to the Second Amendment.

                  `Jazz Casino Loans' shall have the meaning provided in the recitals to the Second Amendment.

                  `Jazz Casino Surety Bond' shall have the meaning provided in the recitals to the Second Amendment.

                  `Jazz Casino Trigger Date' shall mean the date on which (i) the Plan Effective Date shall have occurred in accordance with the terms of the Reorganization Plan and (ii) all material governmental and material third party approvals with respect to the construction and operation of the New Orleans Casino to the extent required to be obtained by the Plan Effective Date shall have been obtained and remain in full force and effect, including, without limitation, any referendum or vote required by the people of the State of Louisiana and/or the City or Parish of New Orleans.`

                  `JCC Holding' shall have the meaning provided in the recitals to the Second Amendment.

                  `New Orleans Casino' shall have the meaning provided in the recitals to the Second Amendment.

                  `Plan Effective Date' shall have the meaning provided in the recitals to the Second Amendment.

                  `Reorganization Plan' shall have the meaning provided in the recitals to the Second Amendment.

                  `Second Amendment' shall mean the Second Amendment, dated as of October 15, 1996, to this Agreement.

                  `Second Amendment Effective Date' shall have the meaning provided in the Second Amendment."

                  25. Section 13.07(a) of the 5-Year Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately before clause (ii) of the proviso thereof and (ii) inserting the following new clause (iii) at the end of such proviso:

         "and (iii) at no time shall JCC Holding and its Subsidiaries be treated as Subsidiaries of Parent for purposes of this Agreement, even though
         (x) JCC Holding and its Subsidiaries may at any time fall within the definition of "Subsidiary" or (y) generally accepted accounting principles would require otherwise, but shall instead be treated as an equity investment by Parent".

                  26. Section 12.07(a) of the 364-Day Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately before clause (ii) of the proviso thereof and (ii) inserting the following new clause (iii) at the end of such proviso:

         "and (iii) at no time shall JCC Holding and its Subsidiaries be treated as Subsidiaries of Parent for purposes of this Agreement, even though
         (x) JCC Holding and its Subsidiaries may at any time fall within the definition of "Subsidiary" or (y) generally accepted accounting principles would require otherwise, but shall instead be treated as an equity investment by Parent".

                  27. Section 13.18 of the 5-Year Credit Agreement is hereby deleted in its entirety and the following new Section
13.18 is inserted in lieu thereof:

                  "13.18.   Certain   Agreements   with   Respect  to   Existing
         Indentures.  (a) Each  Borrower  represents  and  warrants to the Banks that, on the Second Amendment Effective Date, loans in aggregate principal amount equal to the sum of the Total Revolving Loan Commitment (assuming for purposes of this Section 13.18(a) that the Total Revolving Loan Commitment equals $950,000,000) and the Total 364-Day Revolving Loan Commitment would be permitted to be incurred pursuant to the second paragraph of Section 1008 of the 10-7/8% Senior Subordinated Notes Indenture (and that the Consolidated Fixed Charge Ratio referred to therein would be at least equal to 2.0 to 1 after giving effect thereto). Furthermore, the Borrowers agree that they shall not incur or suffer to exist at any time any Debt (as defined in the 10-7/8% Senior Subordinated Notes Indenture) pursuant to clause (a) of the first paragraph of Section 1008 of the 10-7/8% Senior
         Subordinated Notes Indenture, except that up to $768,000,000 of outstanding Debt incurred from time to time pursuant this Agreement may be justified as having been incurred pursuant to said clause (a). For purposes of determining compliance with the 10-7/8% Senior Subordinated Notes Indenture for Credit Events occurring after the Second Amendment Effective Date, all incurrences of Loans and issuances of Letters of Credit after the Second Amendment Effective Date will be deemed incurred pursuant to clause (a) of the first paragraph of Section 1008 of the 10-7/8% Senior Subordinated Notes Indenture; provided that if at any time after the Second Amendment Effective Date the Total Outstandings are reduced below an amount equal to $182,000,000 (with the lowest amount below said amount to which the Total Outstandings hereunder have at any time been reduced (as such amount may be adjusted as herein provided), being herein called the "10-7/8 Lowest Outstanding Amount", it being understood that if the Total Outstandings hereunder ever exceed the then previous 10-7/8 Lowest Outstanding Amount by more than $768,000,000, the then previous 10-7/8 Lowest Outstanding Amount shall be increased by an amount equal to such excess, provided that in no event shall the 10-7/8 Lowest Outstanding Amount ever exceed $182,000,000), then at any time thereafter the Borrowers shall not be permitted to incur Loans or have Letters of Credit issued which would cause the Total Outstandings to exceed the theretofore 10-7/8 Lowest Outstanding Amount by more than $768,000,000 unless, in connection with any such Credit Event, the Borrowers establish to the satisfaction of the Administrative Agent (including by the delivery of a satisfactory legal opinion and a certificate of the Company's Chief Financial Officer, Treasurer or Controller) that the incurrence of such Loans or issuance of such Letter of Credit would be permitted pursuant to the terms of the 10-7/8% Senior Subordinated Notes Indenture. The Borrowers represent and warrant that all Indebtedness incurred under this Agreement shall be permitted to be incurred and remain outstanding pursuant to the 10-7/8% Senior Subordinated Notes Indenture, and the Borrowers hereby also covenant and agree that they shall not take any action with respect to the incurrence of any Indebtedness (including under this Agreement) which is inconsistent with this Section 13.18(a). This clause (a) shall cease to be of further force or effect at such time as all 10-7/8% Senior Subordinated Notes have been repaid in full and the provisions of Section 1008 of the 10-7/8% Senior Subordinated Notes Indenture are no longer effective.

                  (b) Each Borrower represents and warrants to the Banks that, on the Second Amendment Effective Date, loans in aggregate principal amount equal to the sum of the Total Revolving Loan Commitment
         (assuming for purposes of this Section 13.18(b) that the Total Revolving Loan Commitment equals $950,000,000) and the Total 364-Day Revolving Loan Commitment would be permitted to be incurred pursuant to the second paragraph of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture (and that the Consolidated Fixed Charge Ratio referred to therein would be at least equal to 2.0 to 1 after giving effect thereto). Furthermore, the Borrowers agree that they shall not incur or suffer to exist at any time any Debt (as defined in the 8-3/4% Senior Subordinated Notes Indenture) pursuant to clause (a) of the first paragraph of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture, except that up to $575,000,000 of outstanding Debt incurred from time to time pursuant to this Agreement may be justified as having been incurred pursuant to said clause (a). For purposes of determining compliance with the 8-3/4% Senior Subordinated Notes

         Indenture for Credit Events occurring after the Second Amendment Effective Date, all incurrences of Loans and issuances of Letters of Credit after the Second Amendment Effective Date will be deemed incurred pursuant to clause (a) of the first paragraph of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture; provided that if at any time after the Second Amendment Effective Date the Total Outstandings are reduced below an amount equal $375,000,000 (with the lowest amount below said amount to which the Total Outstandings hereunder have at any time been reduced (as such amount may be adjusted as herein provided), being herein called the "8-3/4 Lowest Outstanding Amount", it being understood that if the Total Outstandings hereunder ever exceed the then previous 8-3/4 Lowest Outstanding Amount by more than $575,000,000, the then previous 8-3/4 Lowest Outstanding Amount shall be increased by an amount equal to such excess, provided that in no event shall the 8-3/4 Lowest Outstanding Amount ever exceed $375,000,000), then at any time thereafter the Borrowers shall not be permitted to incur Loans or have Letters of Credit issued which would cause the Total Outstandings to exceed the theretofore 8- 3/4 Lowest Outstanding Amount by more than $575,000,000 unless, in connection with any such Credit Event, the Borrowers establish to the satisfaction of the Administrative Agent (including by the delivery of a satisfactory legal opinion and a certificate of the Company's Chief Financial Officer, Treasurer or Controller) that the incurrence of such Loans or issuance of such Letter of Credit would be permitted pursuant to the terms of the 8-3/4% Senior Subordinated Notes Indenture. The Borrowers represent and warrant that all Indebtedness incurred under this Agreement shall be permitted to be incurred and remain outstanding pursuant to the 8-3/4% Senior Subordinated Notes Indenture, and the Borrowers hereby also covenant and agree that they shall not take any action with respect to the incurrence of any Indebtedness (including under this Agreement) which is inconsistent with this Section 13.18(b). This clause (b) shall cease to be of further force or effect at such time as all 8-3/4% Senior Subordinated Notes have been repaid in full and the provisions of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture are no longer effective."

                  28. Section 12.18 of the 364-Day Credit Agreement is hereby deleted in its entirety and the following new
Section 12.18 is inserted in lieu thereof:

                  Section 12.18. Certain Agreements with Respect to Existing Indentures. (a) The Borrowers agree that they shall not incur or suffer to exist at any time any Debt (as defined in the 10-7/8% Senior Subordinated Notes Indenture) pursuant to clause (a) of the first paragraph of Section 1008 of the 10-7/8% Senior Subordinated Notes Indenture, except that up to $768,000,000 of outstanding Debt incurred from time to time pursuant to the 5-Year Credit Agreement may be justified as having been incurred pursuant to said clause (a). For purposes of determining compliance with the 10-7/8% Senior Subordinated Notes Indenture for all incurrences of Loans under this Agreement, the Borrowers agree that they shall not incur any Loans under this Agreement unless, in connection with such incurrence, the Borrowers establish to the satisfaction of the Administrative Agent (including by the delivery of a satisfactory legal opinion and certificate of the Company's Chief Financial Officer, Treasurer or Controller) that the incurrence of such Loans would be permitted pursuant to the terms of the 10-7/8% Senior Subordinated Notes Indenture. The Borrowers represent and warrant that all Indebtedness incurred under this Agreement shall be permitted to be incurred and remain outstanding pursuant to the 10-7/8% Senior Subordinated Notes Indenture, and the Borrowers hereby also covenant and agree that they shall not take any action with respect to the incurrence of any Indebtedness (including under this Agreement) which is inconsistent with this Section 12.18(a). This clause (a) shall cease to be of further force or effect at such time as all 10-7/8% Senior Subordinated Notes have been repaid in full and the provisions of Section 1008 of the 10-7/8% Senior Subordinated Notes Indenture are no longer effective.

                  (b) The Borrowers agree that they shall not incur or suffer to exist at any time any Debt (as defined in the 8-3/4% Senior
         Subordinated Notes Indenture) pursuant to clause (a) of the first paragraph of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture, except that up to $575,000,000 of outstanding Debt incurred from time to time pursuant to the 5-Year Credit Agreement may be justified as having been incurred pursuant to said clause (a). For purposes of determining compliance with the 8-3/4% Senior Subordinated Notes Indenture for all incurrences of Loans under this Agreement, the Borrowers agree that they shall not incur any Loans under this Agreement unless, in connection with such incurrence, the

         Borrowers establish to the satisfaction of the Administrative Agent (including by the delivery of a satisfactory legal opinion and certificate of the Company's Chief Financial Officer, Treasurer or Controller) that the incurrence of such Loans would be permitted pursuant to the terms of the 8-3/4% Senior Subordinated Notes Indenture. The Borrowers represent and warrant that all Indebtedness incurred under this Agreement shall be permitted to be incurred and remain outstanding pursuant to the 8-3/4% Senior Subordinated Notes Indenture, and the Borrowers hereby also covenant and agree that they shall not take any action with respect to the incurrence of any Indebtedness (including under this Agreement) which is inconsistent with this Section 12.18(b). This clause (b) shall cease to be of further force or effect at such time as all 8-3/4% Senior Subordinated Notes have been repaid in full and the provisions of Section 1008 of the 8-3/4% Senior Subordinated Notes Indenture are no longer effective."

                  29.  Notwithstanding  anything to the  contrary  contained  in
Section 2.08 of each of the Mortgages, the Banks hereby agree that the relevant Credit Party may from time to time make Material Alterations to any Mortgaged Property without providing notice to, or obtaining the prior consent of, the Collateral Agent or the Banks so long as such Material Alterations are otherwise effected in accordance with the terms of each such Section 2.08.

                  30. On and after the Second Amendment Effective Date (as defined below), Parent, the Borrowers, the other Credit Parties and the Banks hereby approve up to a $350,000,000 increase in the Total Revolving Loan Commitment under the 5-Year Credit Agreement, provided that (i) the Total Revolving Loan Commitment under the 5-Year Credit Agreement shall only be increased to the extent that Parent, the Company and the Administrative Agent shall have accepted a letter from one or more Banks indicating that such Bank or Banks have agreed to increase its Revolving Loan Commitment under the 5-Year Credit Agreement up to the amount set forth in each such letter, (ii) no Bank's Revolving Loan Commitment under the 5-Year Credit Agreement may be increased without the consent of such Bank, (iii) all increases in the Total Revolving Loan Commitment under the 5-Year Credit Agreement as contemplated by this
Section 30 (x) shall be accomplished in coordination with the Administrative Agent and (y) shall be effective on the same date (such date, the "Increase Effective Date"), which date may not be later than December 15, 1996, provided that the Increase Effective Date shall only occur if the Company obtains all necessary approvals from the relevant Gaming Authorities (the
"Gaming Approvals") to approve any increase in the Total Revolving Loan Commitment, (iv) the Administrative Agent shall have received evidence, in form and substance satisfactory to it, that all Gaming Approvals have been obtained and (v) at the time the Total Revolving Loan Commitment under the 5-Year Credit Agreement is increased as contemplated by this Section 30, (x) the Company shall pay to each Bank that has increased its Revolving Loan Commitment under the 5-Year Credit Agreement such fees as have been agreed upon among the Company, the Administrative Agent and the Banks and (y) Schedule I to the 5-Year Credit Agreement shall be deemed amended to reflect the increased Total Revolving Loan Commitment and the changed Revolving Loan Commitments of the Banks under the 5-Year Credit Agreement. In connection with the increase in the Total Revolving Loan Commitment under the 5-Year Credit Agreement as contemplated by this
Section 30, on the Increase Effective Date the Borrowers shall (to the extent necessary), in coordination with the Administrative Agent and the Banks, repay outstanding Revolving Loans under the 5-Year Credit Agreement of certain Banks and incur additional Revolving Loans under the 5-Year Credit Agreement from other Banks, in each case so that the Banks participate in each Borrowing of outstanding Revolving Loans under the 5-Year Credit Agreement pro rata on the basis of their Revolving Loan Commitments under the 5-Year Credit Agreement (after giving effect to the Increase Effective Date). It is hereby agreed that any breakage or similar costs of the type described in Section 1.11 of the 5-Year Credit Agreement incurred by the Banks in connection with any repayment or borrowing of Revolving Loans under the 5-Year Credit Agreement as contemplated above shall be for the account of the Borrowers. Promptly after the Increase Effective Date, the Borrowers shall execute and deliver to each Bank that has increased its Revolving Loan Commitment under the 5-Year Credit Agreement as contemplated by this Section 30 a new Revolving Note appropriately modified.

                  31. Each Credit Party hereby agrees that, on or after the Increase Effective Date and upon the request of the Collateral Agent, such Credit Party will execute such amendments to the Mortgages as the Collateral Agent shall reasonably require in connection with the transactions contemplated by Section 30 of this Amendment.

                  32. In order to induce the Banks to enter into this Amendment, Parent and each Borrower hereby represent and warrant that (x) no Default or Event of Default exists on the Second Amendment Effective Date, both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in each Credit Agreement shall be true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second
Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

                  33. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreements or any other Credit Document.

                  34. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Parent, the Company and the Administrative Agent.

                  35. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

                  36. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when:

                    (i) Parent, the Borrowers, each other Credit Party, BTCo in its individual capacity, and the Required Banks under, and as defined in, each Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office;

                   (ii) each Borrower shall have executed and delivered to BTCo a new Swingline Note reflecting the increased Maximum Swingline Amount;

                  (iii) the Administrative Agent shall have received from legal counsel to Parent, the Borrowers and the other Credit Parties, one or more opinions addressed to the Administrative Agent and each of the Banks and dated the Second Amendment Effective Date, each of which shall be in form and substance satisfactory to the Administrative Agent and shall cover such of the matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably request;

                   (iv) the Administrative Agent shall have received resolutions of the Board of Directors (or the equivalent thereof in the case of a partnership) of each Credit Party, which resolutions shall be certified by the Secretary or any Assistant Secretary of such Credit Party and shall authorize the execution, delivery and performance by such Credit Party of this Amendment and the consummation of the transactions contemplated hereby, and the foregoing shall be acceptable to the Administrative Agent in its reasonable discretion; and

                    (v) the Company shall have paid to the Administrative Agent for the distribution to each Bank which has signed a counterpart of this Amendment on or prior to October 24, 1996, an amendment fee equal to 1/20 of 1% of such Bank's Revolving Loan Commitment (before giving effect to any increase thereof pursuant to Section 30 of this Amendment).

                  37. From and after the Second Amendment Effective Dates, all references in the Credit Agreements and the other Credit Documents to each Credit Agreement shall be deemed to be references to each such Credit Agreement as modified hereby.

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       HARRAH'S ENTERTAINMENT, INC.


                                       By /s/ C. A. Ledsinger, Jr.
                                          -------------------------
                                          Title:  Senior Vice President

                                       HARRAH'S OPERATING COMPANY, INC.


                                       By /s/ C. A. Ledsinger, Jr.
                                          -------------------------
                                          Title:  Senior Vice President


                                       MARINA ASSOCIATES


                                       By: HARRAH'S ATLANTIC CITY, INC.,
                                             a general partner


                                       By /s/ Michael N. Regan
                                          -------------------------
                                          Title: Vice President


                                       By: HARRAH'S NEW JERSEY, INC.,
                                             a general partner


                                       By /s/ Michael N. Regan
                                          -------------------------
                                          Title: Vice President


                                       HARRAH'S RENO HOLDING COMPANY, INC.


                                       By /s/ Michael N. Regan
                                          -------------------------
                                          Title: Vice President


                                       HARRAH'S LAS VEGAS, INC.


                                       By /s/ Michael N. Regan
                                          -------------------------
                                          Title: Vice President



                                       HARRAH'S LAUGHLIN, INC.


                                       By /s/ Michael N. Regan
                                          -------------------------
                                          Title: Treasurer

                                       HARRAH'S ATLANTIC CITY, INC.


                                       By /s/ Michael N. Regan
                                          -------------------------
                                          Title: Vice President


                                       HARRAH'S NEW JERSEY, INC.


                                       By /s/ Michael N. Regan
                                          -------------------------
                                          Title: Vice President


                                       BANKERS TRUST COMPANY,
                                         Individually, as
                                         Administrative Agent,
                                         as Collateral Agent
                                         and as an Agent


                                       By /s/ Mary Kay Coyle
                                          -------------------------
                                          Title:  Managing Director


                                       THE BANK OF NEW YORK,
                                         Individually and as an
                                         Agent


                                       By /s/ Gregory L. Batson
                                          -------------------------
                                          Title: Vice President


                                       CIBC INC., Individually and
                                         as an Agent


                                       By /s/ Paul Chakmak
                                          -------------------------
                                          Title:  Director, CIBC Wood
                                                  Gundy Securities Corp.,
                                                  AS AGENT

                                       CREDIT LYONNAIS, ATLANTA AGENCY,
                                         Individually and as an Agent


                                       By /s/ David M. Cawrse
                                          -------------------------
                                          Title: Vice President


                                       CREDIT LYONNAIS CAYMAN ISLAND
                                         BRANCH


                                       By /s/ David M. Cawrse
                                          -------------------------
                                          Title:  Authorized Signature


                                       WELLS FARGO BANK, N.A.,
                                         Individually and as Agent


                                       By /s/ Maureen Klippenstein
                                          -------------------------
                                          Title: Vice President


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                         LIMITED, NEW YORK BRANCH,
                                         Individually and as an Agent


                                       By /s/ Satoru Otsubo
                                          -------------------------
                                          Title:  Joint General Manager


                                       NATIONSBANK N.A., (SOUTH)
                                         Individually and as an Agent,


                                       By /s/ Kimberly R. Dupuy
                                          -------------------------
                                          Title: Vice President


                                       SOCIETE GENERALE, Individually and
                                         as an Agent


                                       By /s/ Maureen E. Kelly
                                          -------------------------
                                          Title: Vice President

                                       THE SUMITOMO BANK, LIMITED,
                                         ATLANTA AGENCY, Individually
                                         and as an Agent


                                       By /s/ Masaki Shinbo
                                          -------------------------
                                          Title:  General Manager


                                       BANK OF AMERICA NATIONAL TRUST
                                         AND SAVING ASSOCIATION


                                       By /s/ Madeline W. Lee
                                          -------------------------
                                          Title: Vice President


                                       BANK OF AMERICA NEVADA


                                       By /s/ Judy Crosswhite
                                          -------------------------
                                          Title: Vice President


                                       THE NIPPON CREDIT BANK, LTD.,
                                         LOS ANGELES AGENCY


                                       By /s/ Jay I. Schwartz
                                          -------------------------
                                          Title:  Vice President &
                                                  Manager


                                       THE BANK OF NOVA SCOTIA


                                       By /s/ A. S. Norsworthy
                                          -------------------------
                                          Title:  Sr. Team Leader-Loan
                                                  Operations

                                       GIROCREDIT BANK A.G. DER
                                         SPARKASSEN, GRAND CAYMAN
                                         ISLAND BRANCH


                                       By /s/ John Redding
                                          -------------------------
                                          Title: Vice President


                                       By /s/ Richard Stone
                                          -------------------------
                                          Title: Vice President


                                       THE TOKAI BANK, LIMITED,
                                         NEW YORK BRANCH


                                       By /s/ Stuart Schulman
                                          -------------------------
                                          Title:  Deputy General Manager


                                       THE BOATMEN'S NATIONAL BANK
                                         OF ST. LOUIS


                                       By /s/ David E. Wilsdorf
                                          -------------------------
                                          Title: Vice President


                                       FIRST AMERICAN NATIONAL BANK


                                       By /s/ Elizabeth H. Vaughn
                                          -------------------------
                                          Title:  Senior Vice President


                                       FIRST TENNESSEE BANK NATIONAL
                                         ASSOCIATION


                                       By /s/ James H. Moore, Jr.
                                          -------------------------
                                          Title: Vice President

                                       THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED


                                       By /s/ Kazuo Iida
                                          -------------------------
                                          Title:  General Manager


                                       PNC BANK, NATIONAL ASSOCIATION
                                         (Successor   by   merger   to
                                          Midlantic Bank, N.A.)


                                       By /s/ Lori A. Osmulski
                                          -------------------------
                                          Title:  Banking Officer


                                       THE SANWA BANK, LIMITED,
                                         ATLANTA AGENCY


                                       By /s/Dennis S. Losin /s/Mitsuo Veyama
                                          -----------------------------------
                                          Title: Vice President  Deputy General
                                                                  Manager


                                       UNITED STATES NATIONAL BANK
                                         OF OREGON


                                       By /s/ Dale Parshall
                                          -------------------------
                                          Title:  Assistant Vice President


                                       DEPOSIT GUARANTY NATIONAL BANK


                                       By /s/ Larry C. Ratzlaff
                                          -------------------------
                                          Title:  Senior Vice President

                                       THE MITSUBISHI TRUST & BANKING
                                         CORP.


                                       By /s/ Hachiro Hosoda
                                          -------------------------
                                          Title:  Senior Vice President


                                       WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE, NEW YORK BRANCH


                                       By /s/ Alan S. Bookspan
                                          -------------------------
                                          Title: Vice President


                                       By /s/ Thomas Lee
                                          -------------------------
                                          Title: Associate


                                       ABN AMRO BANK N.V., SAN FRANCISCO
                                         BRANCH

                                       By: ABN AMRO NORTH AMERICA,
                                           INC., AS AGENT


                                       By /s/Jeffrey A. French
                                          -------------------------
                                          Title:  Group Vice President
                                                  & Director


                                       By /s/ Jan-Paul Kranendonk
                                          -------------------------
                                          Title:  Vice President & Director


                                       SUNTRUST BANK, NASHVILLE, N.A.


                                       By /s/ Renee DeRubeis Drake
                                          -------------------------
                                          Title: Vice President

                                       FIRST NATIONAL BANK OF COMMERCE


                                       By /s/ Stephen M. Valdes
                                          -------------------------
                                          Title: Vice President


                                       FLEET BANK, N.A.


                                       By /s/ John T. Harrison
                                          -------------------------
                                          Title: Vice President